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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 3, 1999



                                GOLD RESERVE INC.
             (Exact name of registrant as specified in its charter)



            Canada                     1-14661                  None
 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)         Identification No.)


    601 West Riverside Avenue, Suite 1940
             Spokane, Washington                        99201
  (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (509) 623-1500





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ITEM 5.    OTHER EVENTS.

On Thursday, February 4, 1999, Gold Reserve Corporation issued a press release which is filed herewith as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (C)   EXHIBITS.

     Exhibit No.    Description

     99.1 Press Release, dated February 4, 1999, issued by Gold Reserve Corporation.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GOLD RESERVE INC.


Date:  February 5, 1999                By: /s/ Robert A. McGuinness
                                           ------------------------------------
                                       Name:  Robert A. McGuinness
                                       Title: Vice President of Finance and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release, dated February 4, 1999, issued by Gold
                    Reserve Corporation.



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